                      OPPENHEIMER FLORIDA MUNICIPAL FUND
                  Supplement dated September 20, 2001 to the
                      Prospectus dated November 27, 2000

1.    The supplement dated May 31, 2001 is hereby replaced.

2.    The paragraph captioned "Portfolio Manager" under the section "How the
      Fund Is Managed" on page 12 is deleted and replaced with the following:

      Portfolio Managers. The portfolio managers of the Fund are Jerry Webman and Merrell Hora. They are the persons primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Webman is a Vice
      President of the Fund and a Senior Vice President and Director of the
      Fixed Income Department of the Manager. Prior to joining the Manager in
      February 1996, Mr. Webman was Vice President at Prudential Investment
      Corporation from November 1990.

      Mr.  Hora  is a  Vice  President  of the  Fund  and  an  Assistant  Vice
      President  of the  Manager  since  July  1999.  He is  also a  portfolio manager of other  Oppenheimer  funds and formerly a Senior  Quantitative
      Analyst for the Fixed Income  Department's  Quantitative  Analysis  Team
      from July 1998 to August  2000.  Prior to  joining  the  Manager in July
      1998 he was a  quantitative  analyst  with a  subsidiary  of the Cargill
      Financial  Services  Group from January 1997 to September  1997 and also held numerous  positions at the  University  of Minnesota  from which he obtained his Ph.D. in Economics.

3.    The Fund's shareholders  recently approved changes to some of the Fund's fundamental  policies,  including the Fund's investment  objective.  The
      Fund's new  investment  objective  and revised  fundamental  policies as approved by the Fund's Board of Trustees and  shareholders  are expected to  become  effective  on or about  October  1,  2001 at which  time the
      Fund's  Prospectus  will be updated to reflect the  changes  approved by shareholders.  The Fund's new investment  objective will be to seek high
      current   income  exempt  from  federal   income  taxes  for  individual
      investors as is available from investing  primarily in high yield, lower rated municipal securities.

September 20, 2001
795PS0018